INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is made and entered into as of the ____ day of ___________, 1997 between Zing Technologies, Inc., a New York corporation ("Zing") with offices at 115 Stevens Avenue, Valhalla, New York and Transition Analysis Component Technology, Inc., a Delaware corporation ("TACTech") with offices at 22700 Savi Ranch Parkway, Yorba Linda, California.

     WHEREAS, TACTech is a 90%-owned subsidiary of Zing and maintains a data base of certain components for military equipment;

     WHEREAS, TACTech has filed a registration statement on Form SB-1 under the Securities and Exchange Act of 1933 on January 30, 1997 (the "33 Act Registration Statement") and will commence, as soon as practicable following the Securities and Exchange Commission's declaration of effectiveness, the distribution (the "Distribution") of 90% of its shares of common stock, par value $.01, to the stockholders of Zing as of the Record Date with the remaining 10% to be held by Malcolm Baca, TACTech's Executive Vice President, and will as of the date of such Distribution (the "Distribution Date") operate on a stand alone basis;

     WHEREAS, in connection with the Distribution, TACTech has also filed a registration statement pursuant to the Securities Exchange Act of 1934 (the "34 Act Registration Statement", and together with the 33 Act Registration Statement, the "Registration Statements"); and

     WHEREAS, TACTech has agreed to indemnify Zing for claims, costs, damages or liabilities incurred by Zing both before and after the Distribution Date, and Zing has agreed to indemnify TACTech for claims, costs, damages or liabilities incurred by TACTech both before and after the Distribution Date;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1. Indemnification.

     (a) TACTech will indemnify and save harmless Zing and its directors, officers, employees, agents and/or affiliates (each, a "TACTech Indemnified Party") from any and all costs, expenses, losses, damages and liabilities ("Claim(s)") incurred or suffered, directly or indirectly, (including, without limitation, reasonable legal fees and expenses) resulting from or attributable to (i) the operation of TACTech from and after the Distribution or (ii) any claim, suit or other type of proceeding based upon, arising out of or in


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connection  with  any  information   concerning   TACTech  in  the  Registration
Statements that was furnished by TACTech for inclusion in the Registration Statements or any part thereof.

     (b) Zing, will indemnify and save harmless TACTech and its directors, officers, employees, agents and/or affiliates (each, a "Zing Indemnified Party" and, together with each TACTech Indemnified Party, without distinction, an "Indemnified Party") from any and all Claims incurred or suffered, directly or indirectly, (including, without limitation, reasonable legal fees and expenses) resulting from or attributable to the operation of Zing (i) prior to the Distribution (excluding the operation of TACTech); (ii) after the Distribution (excluding the operation of TACTech); and (iii) any claim, suit or other type of proceeding based upon, arising out of or in connection with any information concerning Zing in the Registration Statements that was furnished by Zing for inclusion in the Registration Statements or any part thereof.

     2. Defense of Claim.

     (a) In the event an Indemnified Party receives notice of any claim asserted or any action or administrative or other proceeding commenced in respect of a Claim for which indemnity may be properly sought under this Agreement against TACTech or Zing, as the case may be (the "Indemnifying Party"), the Indemnified Party shall give notice in writing to the Indemnifying Party within thirty (30) days of its receipt of such notice. Within thirty (30) days after the earlier of
(a) receipt by the Indemnifying Party of such notice from the Indemnified Party, or (b) receipt of actual notice by the Indemnifying Party from sources other than the Indemnified Party, the Indemnifying Party may give the Indemnified Party written notice of its election to conduct the defense of such claim, action or proceeding at its own expense. If the Indemnifying Party has given the Indemnified Party such notice of election to conduct the defense, the Indemnifying Party may conduct the defense at its expense, but the Indemnified Party shall nevertheless have the right to participate in the defense, provided such participation is solely at the expense of the Indemnified Party, without a right of further reimbursement. If the Indemnifying Party has not so notified the Indemnified Party in writing within the time period provided above of its election to conduct the defense of such Claim, the Indemnified Party may, but need not, conduct, at the Indemnifying Party's expense, the defense of such claim, action or proceeding. The Indemnified Party may at any time notify the Indemnifying Party of its intention to settle, compromise or satisfy any such claim, action or proceeding (the defense of which the Indemnifying Party has not previously elected to conduct) and, with the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld), may make such settlement, compromise or satisfaction, at the Indemnifying Party's expense, provided, however, that the Indemnifying Party may make such settlement, compromise or satisfaction without the prior written consent of the Indemnified Party if such settlement, compromise or satisfaction constitutes a release of the Indemnified Party in respect of such Claim.

     (b) Any settlement, compromise or satisfaction, or any final judgment or decree entered in, or any Claim defended in accordance with the provisions of this Paragraph 2 shall be final and binding on the parties hereto.


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     (c)  The  Indemnified  Party  and  the  Indemnifying  Party  shall  use all reasonable efforts to cooperate fully with respect to the defense of any Claim in accordance with the provisions of this Paragraph 2.

     3. Notice. All notices and other communications required or permitted to be given under this Indemnification Agreement shall be dated and in writing and shall be deemed to have been duly given when (a) personally delivered, (b) upon delivery of a telephonic facsimile transmission with a confirmed telephonic transmission answered back, (c) three days after being deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, or (d) one day after having been dispatched by a nationally recognized overnight courier service, addressed to the party or parties to this Agreement to whom it is directed:

If to Zing:

         Zing Technologies, Inc.
         115 Stevens Avenue,
         Valhalla, New York 10595

with a copy to:

         Morrison Cohen Singer & Weinstein LLP
         750 Lexington Avenue
         New York, New York 10022
         Attn: Henry A. Singer, Esq.

If to TACTech:

         Transition Analysis Component Technology, Inc.
         22700 Savi Ranch Parkway
         Yorba Linda, California

with a copy to:

         Morrison Cohen Singer & Weinstein, LLP
         750 Lexington Avenue
         New York, New York 10022
         Attn: Henry A. Singer, Esq.

or to such other address or addresses as may be designated by a party hereto by notice delivered to the other parties.

     4. Cooperation. In connection with any Claim that is the subject of indemnification, each party shall afford to the Indemnifying Party and its accountants, counsel and other designated representatives reasonable access during normal business hours to all records, books, contracts,


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instruments,  computer  data and other  information  insofar  as such  access is reasonably required by the Indemnifying Party in connection with the defense of any Claim pursuant to Paragraph 2 hereof In addition, each party shall use reasonable efforts to make available to the Indemnifying Party, upon written request, its officers, directors, employees and agents as witnesses to the extent that any such person may reasonably be required in connection with the defense or prosecution of any Claim.

     5. Waiver. The waiver by any party hereto of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges or shall be deemed a waiver of such party's rights hereunder to exercise the same at any subsequent time or times.

     6. Amendment. This Agreement may be amended, modified or supplemented only by written instrument executed by the party against whom enforcement is sought.

     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     8. Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality and enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     9.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the Indemnified Parties and each of their respective successors and assigns.

     11.  Acknowledgment  of  Securities  Laws  Policy  Against  Indemnification
Agreements.  Insofar  as  indemnification  for  liabilities  arising  under  the
Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the TACTech or Zing pursuant to the foregoing provisions, or otherwise, the parties acknowledge the opinion of the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by either of TACTech or Zing, as the case may be, of expenses incurred or paid by a director, officer or controlling person of TACTech or Zing, as the case may be, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, TACTech or Zing will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit

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to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

                                             ZING TECHNOLOGIES, INC.

                                             By:
                                                -----------------------
                                                 Name:
                                                 Title:

                                             TRANSITION ANALYSIS
                                              COMPONENT TECHNOLOGY, INC.

                                             By:
                                                -----------------------
                                                 Name:
                                                 Title:


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